Exhibit 20.1

CNH Equipment Trust 2005-B

$202,000,000 Class A-1  3.90844% Asset Backed Notes due October 6, 2006

$292,000,000 Class A-2  4.17% Asset Backed Notes due April 15, 2008

$397,000,000 Class A-3  4.27% Asset Backed Notes due January 15, 2010

$81,750,000 Class A-4a Floating-Rate Asset Backed Notes due May 16, 2011

$137,000,000 Class A-4b  4.40% Asset Backed Notes due May 16, 2011

  $28,750,000 Class B  4.57% Asset Backed Notes due July 16, 2012

  $11,500,000 Class C  4.93% Asset Backed Notes due December 17, 2012

Please contact Kathy Aber at 262-636-7706 with any questions regarding this report or email abs@cnh.com

For additional information consult http://investors.cnh.com

		1	2	3	4
		4	4	4	4
Cutoff Date		12/31/2005
Date Added		8/31/2005	9/30/2005	10/31/2005	11/30/2005
Pool	Period	Pool 1	Pool 2	Pool 3	Pool 4
Scheduled Cashflows	0	3,086,857.31	944,070.36	769,846.25	222,602.08
	1	9,348,017.87	2,670,318.67	3,119,595.01	1,032,964.84
	2	8,837,929.18	2,839,307.17	3,204,139.90	1,119,971.34
	3	9,428,917.98	3,216,134.47	3,510,527.97	1,198,456.48
	4	10,420,989.97	2,588,627.57	3,583,978.12	1,265,312.52
	5	17,762,734.21	2,628,074.79	3,296,735.50	1,301,459.38
	6	27,481,218.55	2,643,969.68	3,257,654.29	1,144,596.56
	7	22,318,172.01	2,539,878.82	3,246,018.26	1,292,538.63
	8	18,769,687.78	9,084,009.24	3,244,817.40	1,201,278.74
	9	10,800,019.38	21,481,167.52	13,771,847.59	1,825,027.61
	10	9,180,493.51	3,648,132.07	14,215,541.78	6,534,760.80
	11	10,288,020.30	3,365,671.31	4,050,761.69	8,206,774.54
	12	12,123,688.50	4,650,208.15	4,255,349.85	1,889,586.09
	13	10,367,229.33	3,020,281.69	3,322,269.71	1,271,186.29
	14	8,700,618.57	2,858,232.93	2,954,566.51	1,050,810.28
	15	9,290,709.85	3,132,577.37	3,285,014.14	1,256,505.41
	16	10,008,538.45	2,514,260.91	3,190,303.98	1,250,835.96
	17	17,310,943.46	2,570,586.80	2,958,514.91	1,301,897.96
	18	26,622,605.92	2,510,838.07	2,936,180.06	1,104,986.92
	19	21,572,680.68	2,422,418.94	2,878,703.12	1,259,470.82
	20	17,917,873.95	8,746,035.51	3,042,442.59	1,165,260.53
	21	9,951,646.25	20,447,587.23	13,193,209.98	1,734,344.91
	22	8,393,544.32	3,411,470.95	13,896,228.10	6,429,652.22
	23	9,420,366.78	3,159,165.27	3,834,487.39	8,112,768.41
	24	11,273,988.06	3,824,584.69	4,020,813.66	1,770,481.18
	25	9,482,706.75	2,803,494.00	3,089,168.71	1,178,774.21
	26	7,923,829.81	2,628,085.94	2,709,761.23	977,954.85
	27	8,496,225.38	2,891,545.60	3,013,820.75	1,178,966.88
	28	9,137,717.13	2,245,812.31	2,884,790.47	1,154,665.29
	29	16,081,806.96	2,274,229.23	2,654,990.25	1,197,587.98
	30	25,025,444.01	2,199,315.89	2,620,947.39	996,320.73
	31	18,981,960.88	2,124,255.79	2,544,241.00	1,146,617.81
	32	15,122,162.76	8,257,987.27	2,591,560.14	1,014,478.80
	33	7,043,688.50	19,542,061.57	12,351,672.21	1,588,798.99
	34	5,553,265.23	2,660,164.59	13,198,312.05	6,252,854.16
	35	6,614,279.77	2,400,840.17	2,893,088.07	7,750,046.33
	36	8,292,195.88	3,117,959.33	3,018,381.67	1,378,438.57
	37	6,347,663.56	2,064,291.96	2,257,153.63	807,505.61
	38	5,480,523.62	1,932,810.88	1,911,120.57	622,821.46
	39	5,904,901.48	2,080,353.58	2,088,225.83	799,248.82
	40	6,113,633.70	1,572,445.24	2,049,316.56	740,916.43
	41	10,961,314.32	1,651,909.09	1,899,989.03	792,583.06
	42	16,567,817.81	1,540,138.77	1,812,939.85	646,879.99
	43	14,285,918.48	1,494,855.25	1,771,029.64	781,705.70
	44	11,132,678.44	6,269,796.31	1,773,647.79	626,819.69
	45	5,159,978.17	15,684,629.90	9,179,009.45	1,192,705.55
	46	4,141,025.48	2,095,797.94	10,438,038.81	5,273,922.79
	47	4,975,902.61	1,912,135.54	2,382,019.54	6,286,594.49
	48	6,171,581.07	2,605,504.68	2,599,048.39	1,113,963.80
	49	4,944,461.81	1,560,773.23	1,763,394.27	565,525.92
	50	3,778,569.83	1,459,297.77	1,413,493.63	404,623.76
	51	4,178,624.96	1,567,877.57	1,533,010.35	582,095.35
	52	4,349,376.37	1,167,180.29	1,487,950.65	521,621.85
	53	8,302,647.22	1,176,125.62	1,426,736.83	532,230.54
	54	12,989,495.10	1,121,353.38	1,368,165.62	404,994.58
	55	10,690,935.20	1,142,152.85	1,308,186.64	551,812.40
	56	8,057,754.33	5,817,842.49	1,778,869.81	425,192.13
	57	1,391,178.74	14,595,051.47	8,343,132.04	884,737.70
	58	616,207.90	584,000.86	8,603,784.78	3,973,005.27
	59	891,239.24	453,095.29	719,280.60	5,057,296.53
	60	1,218,034.39	515,834.53	601,751.59	433,102.55
	61	796,179.48	150,473.14	302,087.83	90,989.84
	62	424,512.51	173,101.69	93,956.18	31,923.98
	63	675,949.24	167,779.31	203,776.83	66,095.56
	64	761,443.35	89,834.97	236,944.80	132,255.13
	65	1,609,846.74	138,643.52	123,261.55	98,185.01
	66	2,150,254.22	68,374.15	119,718.61	31,923.98
	67	2,001,195.71	71,542.78	157,397.58	179,990.74
	68	1,499,711.05	1,509,676.43	130,774.33	31,923.98
	69	3,223.05	1,852,052.06	1,435,553.63	31,923.98
	70	29,212.82	0.00	1,995,718.96	1,294,324.53
	71	0.00	0.00	0.00	1,009,282.20
	72	0.00	0.00	0.00	0.00
	73	0.00	0.00	0.00	0.00
	74	0.00	0.00	0.00	0.00
	75	0.00	0.00	0.00	0.00
	76	0.00	0.00	0.00	0.00
	77	0.00	0.00	0.00	0.00
	78	0.00	0.00	0.00	0.00

Total Amount of Scheduled Cashflow	Total	637,035,767.23	250,350,094.41	251,918,767.90	118,779,760.00
Discount Rate		7.000%	7.000%	7.000%	7.000%
Beginning Contract Value		568,234,467.05	217,408,490.95	218,342,894.43	101,304,870.49
Scheduled Contract Value Decline		10,188,932.44	2,418,513.00	2,762,321.76	592,566.32
Unscheduled Contract Value Decline		6,732,355.88	1,586,758.45	771,484.81	350,177.66
Additional Contract Value Added	1,149,999,999.30	0.00	0.00	0.00	0.00
Ending Contract Value		551,313,178.73	213,403,219.50	214,809,087.86	100,362,126.51

CNH Equipment Trust 2005-B

$202,000,000 Class A-1 3.90844% Asset Backed Notes due October 6, 2006

$292,000,000 Class A-2 4.17% Asset Backed Notes due April 15, 2008

$397,000,000 Class A-3 4.27% Asset Backed Notes due January 15, 2010

$81,750,000 Class A-4a Floating-Rate Asset Backed Notes due May 16, 2011

$137,000,000 Class A-4b  4.40% Asset Backed Notes due May 16, 2011

  $28,750,000 Class B  4.57% Asset Backed Notes due July 16, 2012

  $11,500,000 Class C  4.93% Asset Backed Notes due December 17, 2012

Dated Date (30/360)	12/15/2005
Dated Date (act/360)	12/15/2005
Scheduled Payment Date	1/15/2006
Actual Payment Date	1/17/2006
Days in accrual period (30/360)	30
Days in accrual period (act/360)	33
1 month LIBOR Rate	4.36938%

Collateral Summary
Wtd. Average Discount Rate	7.000%
Beginning Contract Value	1,105,290,722.92
Scheduled Contract Value Decline	15,962,333.52
Unscheduled Contract Value Decline	9,440,776.80
Additional Contract Value Purchased	0.00
Ending Contract Value	1,079,887,612.61

Beginning Pre-funding Account Balance	0.00
Ending Pre-funding Account Balance	0.00

Total Beginning Balance (Pool Balance + Pre-funding Account Balance)	1,105,290,722.92
Total Ending Balance (Pool Balance + Pre-funding Account Balance)	1,079,887,612.61

Collateral Performance
Scheduled Amounts 30 - 59 days past due	$626,974.85	0.06%
Scheduled Amounts 60 days or more past due	$214,751.51	0.02%
Net Losses on Liquidated Receivables	$47,300.35	0.00%
Cumulative Net Losses	$106,953.47
Number of Loans at Beginning of Period	37,179
Number of Loans at End of Period	36,916
Repossessed Equipment not Sold or Reassigned (Beginning)	$86,322.77
Repossessed Equipment not Sold or Reassigned (End)	$155,805.73

Collections and Reinvestment Income
Receipts During the period	$32,069,388.42

Warranty Repurchases
Contracts deferred beyond Final Scheduled Maturity Date	$0.00
Government obligors	$0.00
Total Warranty Repurchases	$0.00

Total Collections For The Period	$32,069,388.42

Reinvestment Income (excluding Pre-funding Account)	$245,624.94
Reinvestment Income on Pre-funding Account)	$0.00

Net Swap Receipts	$32,653.54
Net Swap Termination Payments due Trust from the Swap CounterParty	$0.00

Total Collections + Reinvestment Income For The Period + Swap Receipt	$32,347,666.90

Swap Termination Payments due to Swap CounterParty	$0.00
Prior Swap Termination Payment Shortfall	$0.00
Total Swap Termination Payment due to Swap CounterParty	$0.00

CNH Equipment Trust 2005-B

$202,000,000 Class A-1 3.90844% Asset Backed Notes due October 6, 2006

$292,000,000 Class A-2 4.17% Asset Backed Notes due April 15, 2008

$397,000,000 Class A-3 4.27% Asset Backed Notes due January 15, 2010

$81,750,000 Class A-4a Floating-Rate Asset Backed Notes due May 16, 2011

$137,000,000 Class A-4b 4.40% Asset Backed Notes due May 16, 2011

  $28,750,000 Class B 4.57% Asset Backed Notes due July 16, 2012

  $11,500,000 Class C 4.93% Asset Backed Notes due December 17, 2012

Actual Payment Date					1/17/2006

Caclulation of Distributable Amounts

Backup Servicer Engaged?					YES
Current Backup Servicing Fee Due					$18,421.51
Past Due Backup Servicing Fee					$0.00
Total Backup Servicing Fee Due					$18,421.51

CNH or SST?					CNH
Current Servicing Fee Due					$921,075.60
Past Due Servicing Fee					$0.00
Total Servicing Fee Due					$921,075.60

Current Administration Fee Due			$500.00		$166.67
Past Due Administration Fee					$0.00
Total Administration Fee Due					$166.67

Total Principal Balance of Notes (Beginning of Period)					$1,105,290,722.92
A-1 notes Beginning Principal balance					$157,290,722.92
A-2 notes Beginning Principal balance					$292,000,000.00
A-3b notes Beginning Principal balance					$397,000,000.00
A-4a notes Beginning Principal balance					$81,750,000.00
A-4b notes Beginning Principal balance					$137,000,000.00
B notes Beginning Principal balance					$28,750,000.00
C notes Beginning Principal balance					$11,500,000.00
	Type	Coupon/ Spread	Swap Adj. Coupon	Daycount
A-1 notes Current Interest Due	Fix	3.90844%	3.90844%	act/360	$563,531.24
A-2 notes Current Interest Due	Fix	4.17000%	4.17000%	30/360	$1,014,700.00
A-3 notes Current Interest Due	Fix	4.27000%	4.27000%	30/360	$1,412,658.33
A-4a notes Current Interest Due	Flt	0.06000%	4.32700%	act/360	$331,926.66
A-4b notes Current Interest Due	Fix	4.40000%	4.40000%	30/360	$502,333.33
B notes Current Interest Due	Fix	4.57000%	4.57000%	30/360	$109,489.58
C notes Current Interest Due	Fix	4.93000%	4.93000%	30/360	$47,245.83

A-1 notes Past Due Interest					$0.00
A-2 notes Past Due Interest					$0.00
A-3 notes Past Due Interest					$0.00
A-4a notes Past Due Interest					$0.00
A-4b notes Past Due Interest					$0.00
B notes Past Due Interest					$0.00
C notes Current Interest Due					$0.00

A-1 notes Interest Due on Past Due Interest					$0.00
A-2 notes Interest Due on Past Due Interest					$0.00
A-3 notes Interest Due on Past Due Interest					$0.00
A-4a notes Interest Due on Past Due Interest					$0.00
A-4b notes Interest Due on Past Due Interest					$0.00
B notes Interest Due on Past Due Interest					$0.00
C notes Interest Due on Past Due Interest					$0.00

A-1 notes Total Interest Due					$563,531.24
A-2 notes Total Interest Due					$1,014,700.00
A-3 notes Total Interest Due					$1,412,658.33
A-4a notes Total Interest Due					$331,926.66
A-4b notes Total Interest Due					$502,333.33
B notes Total Interest Due					$109,489.58
C notes Total Interest Due					$47,245.83
			1 Month LIBOR
			Fixed Coupon
A-1 Net Swap Payment Due			0.00000%		$0.00
A-2 Net Swap Payment Due			0.00000%		$0.00
A-3 Net Swap Payment Due			0.00000%		$0.00
A-4a Net Swap Payment Due			4.32700%		$0.00
A-4b Net Swap Payment Due			0.00000%		$0.00
B Net Swap Payment Due			0.00000%		$0.00
C Net Swap Payment Due			0.00000%		$0.00

A-1 Net Swap Payment Past Due					$0.00
A-2 Net Swap Payment Past Due					$0.00
A-3 Net Swap Payment Past Due					$0.00
A-4a Net Swap Payment Past Due					$0.00
A-4b Net Swap Payment Past Due					$0.00
B Net Swap Payment Past Due					$0.00
C Net Swap Payment Past Due					$0.00

A-1 Interest on Swap Payment Past Due					$0.00
A-2 Interest on Swap Payment Past Due					$0.00
A-3 Interest on Swap Payment Past Due					$0.00
A-4a Interest on Swap Payment Past Due					$0.00
A-4b Interest on Swap Payment Past Due					$0.00
B Interest on Swap Payment Past Due					$0.00
C Interest on Swap Payment Past Due					$0.00

A-1 Total Net Swap Payment Due					$0.00
A-2 Total Net Swap Payment Due					$0.00
A-3 Total Net Swap Payment Due					$0.00
A-4a Total Net Swap Payment Due					$0.00
A-4b Total Net Swap Payment Due					$0.00
B Total Net Swap Payment Due					$0.00
C Total Net Swap Payment Due					$0.00

A-1 Net Swap Receipt					$0.00
A-2 Net Swap Receipt					$0.00
A-3 Net Swap Receipt					$0.00

A-4a Net Swap Receipt	$32,653.54
A-4b Net Swap Receipt	$0.00
B Net Swap Receipt	$0.00
C Net Swap Receipt	$0.00

A-1 notes Principal Due	$25,403,110.32
A-2 notes Principal Due	$0.00
A-3 notes Principal Due	$0.00
A-4a notes Principal Due	$0.00
A-4b notes Principal Due	$0.00

Class B notes Principal Due	$0.00

Class C notes Principal Due	$0.00

Total notes Interest Due	$3,981,884.97
Total notes Principal Due	$25,403,110.32
Net Swap/Termination Payment Due	$-32,653.54
Total notes Distributable Amount	$29,352,341.75

CNH Equipment Trust 2005-B

$202,000,000 Class A-1  3.90844% Asset Backed Notes due October 6, 2006

$292,000,000 Class A-2  4.17% Asset Backed Notes due April 15, 2008

$397,000,000 Class A-3  4.27% Asset Backed Notes due January 15, 2010

$81,750,000 Class A-4a Floating-Rate Asset Backed Notes due May 16, 2011

$137,000,000 Class A-4b  4.40% Asset Backed Notes due May 16, 2011

  $28,750,000 Class B  4.57% Asset Backed Notes due July 16, 2012

  $11,500,000 Class C  4.93% Asset Backed Notes due December 17, 2012

Actual Payment Date	1/17/2006

Cash Available for Distribution
Total Collections + Reinvestment Income For The Period	$32,347,666.90

Beginning Negitive Carry Account	$0.00
Deposits from Negitive Carry Account to Distribution Account	$0.00

Beginning Spread Account Balance	$22,105,814.46
Additional Deposit to Spread Account from Pre-funding	$0.00
Deposits from Spread Account to Distribution Account	$0.00

Beginning Principal Supplement Account	$0.00
Deposits from Principal Supplement Account to Distribution Account	$0.00

Beginning Pre-Funding Account Balance
Deposits from Pre-funding Account to Distribution Account

Total Cash Available	$32,347,666.90
		Available
		Cash
Cash Allocation (Cashflow Waterfall)
Backup Servicing Fee Paid	$18,421.51
Backup Servicing Fee Shortfall	$0.00
		32,329,245.39
Servicing Fee Paid	$921,075.60
Servicing Fee Shortfall	$0.00
		$31,408,169.79
Administration Fee Paid	$166.67
Administration Fee Shortfall	$0.00
		$31,408,003.12
Net Swap Payment Paid	$0.00
Net Swap Payment Shortfall	$0.00

Remaining Cash Available to Pay Note Interest & Swap Termination Payment		$31,408,003.12

Cash Available to Pay Note Interest	$31,408,003.12
Cash Available to Pay Termination Payment	$0.00

Class A-1 notes Interest Paid	$563,531.24
Class A-2 notes Interest Paid	$1,014,700.00
Class A-3 notes Interest Paid	$1,412,658.33
Class A-4a notes Interest Paid	$331,926.66
Class A-4b notes Interest Paid	$502,333.33
		$27,582,853.56
Class A-1 notes Interest Shortfall	$0.00
Class A-2 notes Interest Shortfall	$0.00
Class A-3 notes Interest Shortfall	$0.00
Class A-4a notes Interest Shortfall	$0.00
Class A-4b notes Interest Shortfall	$0.00

Swap Termination Payment Paid	$0.00
Swap Termination Payment Shortfall	$0.00
		$27,582,853.56
Class B notes Interest Paid	$109,489.58
Class B notes Interest Shortfall	$0.00
		$27,473,363.98
Class C notes Interest Paid	$47,245.83
Class C notes Interest Shortfall	$0.00

		$27,426,118.15
Class A-1 notes Principal Paid	$25,403,110.32
Class A-2 notes Principal Paid	$0.00
Class A-3 notes Principal Paid	$0.00
Class A-4a notes Principal Paid	$0.00
Class A-4b notes Principal Paid	$0.00
Class B notes Principal Paid	$0.00
		$2,023,007.83
Class C notes Principal Paid	$0.00

Deposits to Spread Account	$0.00
		$2,023,007.83
Total Principal Balance of Notes (End of Period)	$1,079,887,612.61
A-1 notes Ending Principal balance	$131,887,612.61
A-2 notes Ending Principal balance	$292,000,000.00
A-3 notes Ending Principal balance	$397,000,000.00
A-4a notes Ending Principal balance	$81,750,000.00
A-4b notes Ending Principal balance	$137,000,000.00
B notes Ending Principal balance	$28,750,000.00
C notes Ending Principal balance	$11,500,000.00

Release to Seller as Excess	$2,023,007.83	$2,023,007.83

CNH Equipment Trust 2005-B

$202,000,000 Class A-1  3.90844% Asset Backed Notes due October 6, 2006

$292,000,000 Class A-2  4.17% Asset Backed Notes due April 15, 2008

$397,000,000 Class A-3  4.27% Asset Backed Notes due January 15, 2010

$81,750,000 Class A-4a Floating-Rate Asset Backed Notes due May 16, 2011

$137,000,000 Class A-4b  4.40% Asset Backed Notes due May 16, 2011

  $28,750,000 Class B  4.57% Asset Backed Notes due July 16, 2012

  $11,500,000 Class C  4.93% Asset Backed Notes due December 17, 2012

Actual Payment Date	1/17/2006

				Amount	Factor	Per/$1000
Summary and Factors
Total Principal Balance of Notes (Beginning of Period)				$1,105,290,722.92	0.9611224	$961.12
A-1 notes Beginning Principal balance				$157,290,722.92	0.7786669	$778.67
A-2 notes Beginning Principal balance				$292,000,000.00	1.0000000	$1,000.00
A-3 notes Beginning Principal balance				$397,000,000.00	1.0000000	$1,000.00
A-4a notes Beginning Principal balance				$81,750,000.00	1.0000000	$1,000.00
A-4b notes Beginning Principal balance				$137,000,000.00	1.0000000	$1,000.00
B notes Beginning Principal balance				$28,750,000.00	1.0000000	$1,000.00
C notes Beginning Principal balance				$11,500,000.00	1.0000000	$1,000.00

Total Principal Balance of Notes (End of Period)				$1,079,887,612.61	0.9390327	$939.03
A-1 notes Ending Principal balance		$202,000,000.00		$131,887,612.61	0.6529090	$652.91
A-2 notes Ending Principal balance		$292,000,000.00		$292,000,000.00	1.0000000	$1,000.00
	Pro rata %
A-3 notes Ending Principal balance	100.00%	$397,000,000.00		$397,000,000.00	1.0000000	$1,000.00
A-4a notes Ending Principal balance	37.37%	$81,750,000.00		$81,750,000.00	1.0000000	$1,000.00
A-4b notes Ending Principal balance	62.63%	$137,000,000.00	96.50%	$137,000,000.00	1.0000000	$1,000.00
B notes Ending Principal balance		$28,750,000.00	2.50%	$28,750,000.00	1.0000000	$1,000.00
C notes Ending Principal balance		$11,500,000.00	1.00%	$11,500,000.00	1.0000000	$1,000.00

Class A-1 notes Interest Paid				$563,531.24	0.0027898	$2.79
Class A-2 notes Interest Paid				$1,014,700.00	0.0034750	$3.48
Class A-3 notes Interest Paid				$1,412,658.33	0.0035583	$3.56
Class A-4a notes Interest Paid				$331,926.66	0.0040603	$4.06
Class A-4b notes Interest Paid				$502,333.33	0.0036667	$3.67
Class B notes Interest Paid				$109,489.58	0.0038083	$3.81
Class C notes Interest Paid				$47,245.83	0.0041083	$4.11

Class A-1 notes Interest Shortfall				$0.00	0.0000000	$0.00
Class A-2 notes Interest Shortfall				$0.00	0.0000000	$0.00
Class A-3 notes Interest Shortfall				$0.00	0.0000000	$0.00
Class A-4a notes Interest Shortfall				$0.00	0.0000000	$0.00
Class A-4b notes Interest Shortfall				$0.00	0.0000000	$0.00
Class B notes Interest Shortfall				$0.00	0.0000000	$0.00
Class C notes Interest Shortfall				$0.00	0.0000000	$0.00

Class A-1 notes Principal Paid				$25,403,110.32	0.1257580	$125.76
Class A-2 notes Principal Paid				$0.00	0.0000000	$0.00
Class A-3 notes Principal Paid				$0.00	0.0000000	$0.00
Class A-4a notes Principal Paid				$0.00	0.0000000	$0.00
Class A-4b notes Principal Paid				$0.00	0.0000000	$0.00
Class B notes Principal Paid				$0.00	0.0000000	$0.00
Class C notes Principal Paid				$0.00	0.0000000	$0.00

Negative Carry Account
Negative Carry	1.00000%	9/21/2005		3.2346%
Negative Carry Days Remaining		12/15/2005		0
Required Negative Carry Account				$0.00
Beginning Negative Carry Account				$0.00
Negative Carry Account Withdrawls to Distribution Account				$0.00
Negative Carry Released to Seller				$0.00
Ending Negative Carry Account Balance				$0.00

Spread Account
Required Spread Account Deposit (Add Loans)		1.75%		$0.00
Required Spread Account Target		2.00%		$21,597,752.25
Required Spread Account Floor		1.75%		$20,124,999.99
Required Spread Account				$21,597,752.25
Beginning Spread Account Balance				$22,105,814.46
Additional Deposit to Spread Account from Pre-funding				$0.00
Spread Account Withdrawls to Distribution Account				$0.00
Spread Account Deposits from Excess Cash				$0.00
Spread Account Released to Seller				$508,062.21
Ending Spread Account Balance				$21,597,752.25

Principal Supplement Account
Required Principal Supplement Account Balance				$0.00
Beginning Principal Supplement Account Balance				$0.00
Additional Deposit to Principal Supplement Account from Pre-funding				$0.00
Principal Supplement Account Withdrawls to Distribution Account				$0.00
Principal Supplement Account Released to Seller				$0.00
Ending Principal Supplement Account				$0.00

Pre-funding Account
Beginning Pre-funding Account Balance				$0.00
New Contract Value Purchased				$0.00
Deposits to Spread Account				$0.00
Deposits to Principal Supplement Account				$0.00
Release to Seller for Purchased Amount				$0.00
Excess Release to Noteholders for Unpurchased Amount
Ending Pre-funding Account Balance				$0.00

Total Release to Seller				$3,452,312.31